UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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VALIDUS HOLDINGS, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 2, 2012. Meeting Information VALIDUS HOLDINGS, LTD. Meeting Type: Annual Meeting For holders as of: March 9, 2012 Date: May 2, 2012 Time: 8:00 AM Location: 29 Richmond Road Pembroke HM08 Bermuda You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. VALIDUS HOLDINGS, LTD. ATTN: JOSEPH E. CONSOLINO 48 PAR-LA VILLE RD., SUITE 1790 HAMILTON, BERMUDA HM 11 M43184-P21777 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2012 to facilitate timely delivery. M43185-P21777 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items

The Board of Directors recommends you vote FOR the following:

1. To elect the following three nominees as Class II Directors to hold office until 2015:

   Nominees:

   01) Michael E.A. Carpenter
   02) Alok Singh
   03) Christopher E. Watson

   AND

2. To elect the listed nominees as Designated Company Directors so that they may be elected directors of certain of our non-U.S. subsidiaries:

   Nominees:

   04) Edward J. Noonan
   05) C.N. Rupert Atkin
   06) Patrick G. Barry
   07) Peter A. Bilsby
   08) Alan Bossin
   09) Julian P. Bosworth
   10) Janita A. Burke
   11) Michael E.A. Carpenter
   12) Rodrigo Castro
   13) Jane S. Clouting
   14) Joseph E. Consolino
   15) C. Jerome Dill
   16) Andrew Downey
   17) Kerry A. Emanuel
   18) Jonathan D. Ewington
   19) Andrew M. Gibbs
   20) Michael Greene
   21) Barnabas Hurst-Bannister
   22) Anthony J. Keys
   23) Robert F. Kuzloski
   24) Stuart W. Mercer
   25) Jean-Marie Nessi
   26) Andre Perez
   27) Julian G. Ross
   28) Rafael Saer
   29) Matthew Scales
   30) James E. Skinner
   31) Verner G. Southey
   32) Nigel D. Wachman
   33) Lixin Zeng

M43186-P21777

The Board of Directors recommends you vote FOR the following proposals:

Vote on Executive Compensation

3. To approve the executive compensation payable to the company's named executive officers.

Approval of Independent Auditor

4. To approve the selection of PricewaterhouseCoopers, Hamilton, Bermuda to act as the independent registered public accounting firm of the company for the fiscal year ending December 31, 2012.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M43187-P21777